UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2020 (December 23, 2020)
___________________

HOLLYFRONTIER CORPORATION
(Exact name of Registrant as specified in its charter)

DE	001-03876		75-1056913
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
2828 N. Harwood St., Suite 1300	Dallas	TX	75201
(Address of principal executive offices)			(Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	HFC	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment to Bylaws.

On December 23, 2020, the Board of Directors (the “Board”) of HollyFrontier Corporation (the “Corporation”) approved an amendment and restatement of the Corporation’s amended and restated by-laws (the “By-Laws”, and as further amended and restated, the “Amended By-Laws”) effective as of such date. The By-Laws were amended and restated to implement the following:

Article II, Section 2 was amended to, among other things, implement proxy access. Pursuant to Article II, Section 2(d) of the Amended By-Laws, a shareholder, or a group of up to 20 shareholders, owning at least 3% of the Corporation’s aggregate voting power of the voting stock continuously for at least three years may nominate and include in the Corporation’s proxy materials director nominees constituting up to the greater of two individuals or 20% of the Board, provided that the shareholders and the nominees satisfy the requirements specified in the Amended By-Laws. Proxy access will first be available to shareholders in connection with the Corporation’s 2022 annual meeting.

In connection with the adoption of the proxy access provisions described above, the By-Laws were also amended to update the advance notice and related by-law provisions concerning shareholder notices of business to be brought before meetings of shareholders, including covered proposals and nominations. These updates, among other things, address required supplements, disclosures and categories of information to be included in a compliant shareholder notice, including notices applicable to shareholder director nominees.

The descriptions of the changes in the Amended By-Laws contained in this report do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended By-Laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following is filed as an exhibit to this report:

Exhibit No. Description

3.1          Amended and Restated By-Laws of HollyFrontier Corporation

104          Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:    /s/ Vaishali S. Bhatia
Vaishali S. Bhatia
Senior Vice President, General Counsel and Secretary

Date: December 28, 2020